EXHIBIT 10.3

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                 CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                                     Between

                             BIG ENTERTAINMENT, INC.

                                       and

                     DEEPHAVEN OPPORTUNITY MASTER FUND L.P.

                          Dated as of November 18, 1998

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         CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this "AGREEMENT"), dated as of November 18, 1998, between Big Entertainment, Inc., a Florida corporation (the "COMPANY"), and Deephaven Opportunity Master Fund L.P., a British Virgin Islands limited partnership (the "PURCHASER").

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and the Purchaser desires to purchase from the Company shares of the Company's Series D-2 Convertible Preferred Stock, par value $.01 per share (the "PREFERRED STOCK"), which are convertible into shares of the Company's common stock, $.01 par value per share (the "COMMON STOCK").

         IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy are hereby acknowledged, the Company and Purchaser agree as follows:

                                    ARTICLE I
                      PURCHASE AND SALE OF PREFERRED STOCK

         1.1      THE CLOSING.

                  (a) THE CLOSING. (i) Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase 50 shares of Preferred Stock (the "SHARES") for an aggregate purchase price of $500,000. The purchase price per Share shall be $10,000. The closing of the purchase and sale of the Preferred Stock (the "CLOSING") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("ROBINSON SILVERMAN"), 1290 Avenue of the Americas, New York, New York 10104, immediately following the execution hereof or such later date as the parties shall agree. The date of the Closing is hereinafter referred to as the "CLOSING DATE."

                  (ii) At the Closing, the parties shall deliver or shall cause to be delivered to the following: (A) the Company shall deliver (1) stock certificates representing the Shares, registered in the name of the Purchaser,
(2) a common stock purchase warrant, in the form of EXHIBIT D-1, registered in the name of the Purchaser, pursuant to which the Purchaser shall have the right at any time and from time to time thereafter through the fifth anniversary date of the issuance thereof to acquire 25,000 shares of Common Stock at an exercise price per share of $5.175, subject to adjustment (the "FIRST WARRANT"), (3) a common stock purchase warrant, in the form of EXHIBIT D-2, registered in the name of the Purchaser, pursuant to which the Purchaser shall have the right at any time and from time to time thereafter through the fifth anniversary date of the issuance thereof to acquire 16,667 shares of Common Stock at an exercise price per share of $6.255, subject to adjustment (the "SECOND WARRANT" and, together with the First Warrant, the "WARRANTS"), (4) the legal opinion of Broad & Cassel, outside counsel to the Company, substantially in the form of EXHIBIT C, and (5) all other documents, instruments and writings required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement, including an executed Registration Rights Agreement, dated the date hereof, between the Company and the Purchaser, in


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the form of EXHIBIT B (the "REGISTRATION RIGHTS AGREEMENT"), and the Irrevocable
Transfer Agent Instructions, in the form of EXHIBIT E, delivered to and acknowledged by the Company's transfer agent (the "TRANSFER AGENT
INSTRUCTIONS"); and (B) the Purchaser shall deliver (1) $500,000 in United
States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose, and (2) all documents, instruments and writings required to have been delivered at or prior to the Closing by the Purchaser pursuant to this Agreement, including, without limitation, an executed Registration Rights Agreement.

                  1.2 TERMS OF PREFERRED STOCK. The Preferred Stock shall have the rights preferences and privileges set forth in EXHIBIT A, and shall be incorporated into the Articles of Amendment ("ARTICLES OF AMENDMENT") which shall be filed on or prior to the Closing Date by the Company with the Department of State of Florida, in form and substance mutually agreed to by the parties.

                  1.3 CERTAIN DEFINED TERMS. For purposes of this Agreement, CONVERSION PRICE," "INITIAL CONVERSION DATE," "ORIGINAL ISSUE DATE," "STATED VALUE" and "TRADING DAY" shall have the meanings set forth in Exhibit A; "BUSINESS DAY" shall mean any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States of America or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to the Purchaser:

            (a) ORGANIZATION AND QUALIFICATION. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Florida, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in SCHEDULE 2.1(A) (collectively the "SUBSIDIARIES"). Each of the Subsidiaries is an entity, duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Securities (as defined below) or any of this Agreement, the Articles of Amendment, the Registration Rights Agreement or the Warrants (collectively, the "TRANSACTION DOCUMENTS"),
(y) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a


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timely basis its obligations under any of the Transaction Documents (any of (x),
(y) or (z), a "MATERIAL ADVERSE EFFECT").

            (b) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents, and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, except for any of the Required Approvals (as hereinafter defined). Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective articles of incorporation, by-laws or other charter documents.

            (c) CAPITALIZATION. The number of authorized, issued and outstanding capital stock of the Company is set forth in SCHEDULE 2.1(C). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to statutory preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as disclosed in SCHEDULE 2.1(C) or as a result of the purchase and sale of the Shares and the Warrants and the issuance of Adjustment Shares (as defined in Section 3.16), if any, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1998 and June 30, 1998 and Proxy Statement for the July 1998 Annual Meeting of Shareholders (collectively, the "Current SEC Reports") or
SCHEDULE 2.1(C), no Person or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. A "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

            (d) ISSUANCE OF THE SHARES, THE WARRANTS AND THE ADJUSTMENT SHARES. The Shares and the Warrants are duly authorized, and, when issued and paid for in accordance with the terms hereof, shall have been duly and validly issued, and, in the case of the Shares, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal of any kind (collectively, "LIENS"). The Company has on the date hereof an adequate reserve of duly authorized shares of Common Stock, reserved for issuance to the Purchaser and the holders of the Shares and the Warrants, to enable it to perform its conversion, exercise and other obligations under this



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Agreement, the Articles of Amendment and the Warrants. Such initial number of reserved and available shares of Common Stock is not less than the sum of the number of shares of Common Stock which would be issuable on the Closing Date (i) upon conversion in full of the Shares and payment of dividends thereunder, assuming the Shares are outstanding for three years, all dividends for such three year period is paid in shares of Common Stock and that such conversion occurred at the lowest possible Conversion Price pursuant to Section 5(c)(i) of the Articles of Amendment, (ii) upon exercise of the Warrants, assuming the Warrants are exercised at the lowest possible Exercise Price (as defined in the Warrants), and (iii) as Adjustment Shares, assuming that the Adjustment Price (as defined in Section 3.16) is equal to one half of the lowest possible Conversion Price pursuant to Section 5(c)(i) of the Articles of Amendment (such number of shares of Common Stock, the "INITIAL MINIMUM"). All such authorized shares of Common Stock have been duly reserved for issuance to the Purchaser and the holders of such Shares and Warrants. The Adjustment Shares and the shares of Common Stock issuable upon conversion of the Shares, as payment of dividends thereon and upon exercise of the Warrants are collectively referred to herein as the "UNDERLYING SHARES." The Shares, the Warrants and the Underlying Shares are, collectively, the "SECURITIES." When issued in accordance with this Agreement, the Articles of Amendment and the Warrants, in accordance with their respective terms, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens.

            (e) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, indenture or instrument (evidencing a Company debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and
(iii), as could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could reasonably be expected to not have or result in a Material Adverse Effect.

            (f) FILINGS, CONSENTS AND APPROVALS. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing of the Articles of Amendment with the Secretary of State of Florida, (ii) the filings required pursuant to
Section 3.12, (iii) the filing of the Underlying Securities Registration Statement with the Securities and Exchange Commission (the "COMMISSION")



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meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Underlying Shares by the Purchaser, (iv) the application(s) to the Nasdaq Stock Market, Inc for the listing of the Underlying Shares for trading on the Nasdaq SmallCap Market ("NASDAQ") (and with any other national securities exchange or market on which the Common Stock is then listed), (v) applicable Blue Sky filings as required by the Registration Rights Agreement and, and (vi) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect (the consents, waivers, authorizations, orders, notices and filings referred to in (i)-(vi) of this Section are collectively, the "REQUIRED APPROVALS").

            (g) LITIGATION; PROCEEDINGS. Except as specifically disclosed in the SEC Documents, there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

            (h) NO DEFAULT OR VIOLATION. Neither the Company nor any Subsidiary
(i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not individually or in the aggregate, have or result in a Material Adverse Effect.

            (i) PRIVATE OFFERING. Assuming the accuracy of the representations and warranties of the Purchaser set forth in Sections 2.2(b)-(g), the offer, issuance and sale of the Securities to the Purchaser as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"). Neither the Company nor any Person acting on its behalf has taken any action that could subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act.

            (j) SEC DOCUMENTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to
Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC DOCUMENTS" and, together with the Schedules to this Agreement the "DISCLOSURE MATERIALS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act



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and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject and which were required to have been filed as exhibits to the SEC Documents have been so filed. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since December 31, 1997 except as specifically disclosed in the Current SEC Reports or as set forth on Schedule 2.1(j), (a) there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans or salary paid in accordance with existing employment agreements or otherwise made in the ordinary course consistent with prior practice) with respect to its capital stock, or purchased, redeemed (or made any agreements to purchase or redeem) any shares of its capital stock. The Company last filed audited financial statements with the Commission for the year ended December 31, 1997, and has not received any comments from the Commission in respect thereof.

            (k) INVESTMENT COMPANY. The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (l) CERTAIN FEES. Except for certain fees payable by the Company to the parties set forth on Schedule 2.1(l), no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, or bank with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchaser, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.



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            (m) SOLICITATION MATERIALS. Neither the Company nor any Person
acting on the Company's behalf has solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

            (n) FORM S-3 ELIGIBILITY. The Company is eligible to register securities for resale with the Commission under Form S-3 promulgated under the Securities Act.

            (o) EXCLUSIVITY. The Company shall not issue and sell the Shares to any Person other than the Purchaser other than with the specific prior written consent of the Purchaser.

            (p) SENIORITY. Except as set forth on Schedule 2.1(p), no class of equity securities of the Company is senior to the Shares in right of payment, whether upon liquidation, dissolution, or otherwise.

            (q) LISTING AND MAINTENANCE REQUIREMENTS COMPLIANCE. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from the NASDAQ or any other stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such maintenance requirements.

            (r) PATENTS AND TRADEMARKS. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights (collectively, the "INTELLECTUAL PROPERTY RIGHTS") which are necessary or material for use in connection with its business, and which the failure to so have could reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

            (s) REGISTRATION RIGHTS; RIGHTS OF PARTICIPATION. Except as set forth on SCHEDULE 6(B) to the Registration Rights Agreement, (i) the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and
(ii) no Person, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

            (t) REGULATORY PERMITS. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate Federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits, individually or in the aggregate could reasonably be expected to have or result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.


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               (u) TITLE. Neither the Company nor any of its Subsidiaries own
any real property. The Company and the Subsidiaries have good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for liens, claims or encumbrances as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

               (v) DISCLOSURE. The Company confirms that it has not provided the Purchaser or its agents or counsel with any information that constitutes or might constitute material non-public information. The Company understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

            2.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants to the Company as follows:

               (a) ORGANIZATION; AUTHORITY. The Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority, to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by the Purchaser of the Securities hereunder has been duly authorized by all necessary action on the part of the Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms.

               (b) INVESTMENT INTENT. The Purchaser is acquiring the Securities for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

               (c) PURCHASER STATUS. At the time the Purchaser was offered the Shares, the Warrants and the Adjustment Shares, it was, and at the date hereof it is, and at each exercise date under the Warrants, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.




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               (d) EXPERIENCE OF THE PURCHASER. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

               (e) ABILITY OF THE PURCHASER TO BEAR RISK OF INVESTMENT. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

               (f) ACCESS TO INFORMATION. The Purchaser acknowledges receipt of the Disclosure Materials and further acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

               (g) GENERAL SOLICITATION. The Purchaser is not purchasing the Shares as a result of or subsequent to any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

               (h) RELIANCE. The Purchaser understands and acknowledges that (i) the Securities are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.

            The Company acknowledges and agrees that the Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                   ARTICLE III
                         OTHER AGREEMENTS OF THE PARTIES

            3.1 TRANSFER RESTRICTIONS. (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available

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exemption from or in a transaction not subject to the registration requirements of the Securities Act. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with any transfer agent for the securities of the Company any transfer of Securities by the Purchaser to an Affiliate of the Purchaser or to a fund under common management with the Purchaser, and any transfer among any such Affiliates or funds, provided that transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and that it is acquiring the Securities solely for investment purposes. Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of the Purchaser under this Agreement and the Registration Rights Agreement.

               (b) The Purchaser agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Securities:

               NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

               THE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE ARE SET FORTH IN A DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS FILED WITH THE FLORIDA DEPARTMENT OF STATE, A COPY OF WHICH MAY BE OBTAINED FROM THE CORPORATION.

               Underlying Shares shall not contain the legend set forth above nor any other legend if the conversion of Shares, the payment of dividends thereon, the exercise of Warrants, the issuance of Adjustment Shares or other issuances of Underlying Shares as contemplated hereby, by the Articles of Amendment or the Warrants occurs at any time while an Underlying Securities Registration Statement is effective under the Securities Act or, in the event there is not an effective Underlying Securities Registration Statement at such time, if in the opinion of counsel to the Company such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the

Company's transfer agent on the day that the Underlying Securities
Registration Statement is declared effective by the Commission. The Company agrees that, in the event any Underlying Shares are issued with a legend in accordance with this Section 3.1(b), it will provide the Purchaser, upon request, with a certificate or certificates representing such Underlying Shares, free from such legend at such time as such legend would not have been required under this Section 3.1(b) had such issuance occurred on the date of such request. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

            3.2 ACKNOWLEDGMENT OF DILUTION. The Company acknowledges that the issuance of the Adjustment Shares and the Underlying Shares issuable upon conversion of the Shares and payment of dividends thereon in accordance with the terms of the Articles of Amendment, and upon exercise of the Warrants in accordance with their terms, may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares pursuant to Section 3.16 and upon (x) conversion of the Shares and payment of dividends thereon in accordance with the terms of the Articles of Amendment, and
(y) exercise of the Warrants in accordance with their terms, is unconditional and absolute, subject to the limitations set forth herein, in the Articles of Amendment or pursuant to the Warrants, regardless of the effect of any such dilution.

            3.3 FURNISHING OF INFORMATION. As long as the Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as the Purchaser owns Securities, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Purchaser to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in this Section. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

            3.4 BLUE SKY LAWS. In accordance with the Registration Rights Agreement, the Company shall qualify or exempt the issuance and sale of the Underlying Shares under the securities or Blue Sky laws of such jurisdictions as the Purchaser may reasonably request and shall continue such qualification or exemption at all times until the Purchaser notifies the Company in writing that it no longer owns Securities; PROVIDED, HOWEVER, that neither the Company nor its Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified or to take any action that would subject the Company to general service of process in any such jurisdiction where it is not then subject.

            3.5 INTEGRATION. The Company shall not, and shall use its best efforts to ensure that, no Affiliate shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser.

            3.6 INCREASE IN AUTHORIZED SHARES. If on any date the Company would be precluded from issuing the full number of Underlying Shares as would then be issuable (a) upon a conversion in full of the then outstanding Shares and as payment of all accrued and then unpaid dividends thereon in shares of Common Stock, (b) upon exercise in full of the then unexercised portion of the Warrants, and (c) as Adjustment Shares, assuming that the applicable Adjustment Price is one half of the lowest possible Conversion Price pursuant to Section 5(c)(i) of the Articles of Amendment (the "CURRENT REQUIRED MINIMUM"), due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly (and in any case, subject to clearance of the Company's proxy materials by the Commission, within 30 Business Days from such date) prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's Articles of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as reasonably requested by the Purchaser in order to provide for such number of authorized and unissued shares of Common Stock to enable the Company to comply with its issuance, conversion, exercise and reservation of shares obligations as set forth in this Agreement, the Articles of Amendment and the Warrants (the sum of (x) the number of shares of Common Stock then authorized, (y) the number of shares of Common Stock then outstanding plus all shares of Common Stock issuable upon exercise of all outstanding options, warrants and convertible instruments, and (z) the Current Required Minimum (provided that, for purposes of such calculation, the number of Adjustment Shares to be issued shall equal the greater of the number provided in clause (c) above in this Section and the number of Adjustment Shares as would be issuable based upon the formula set forth in Section 3.16 assuming that such issuance would occur on each determination date), shall be a reasonable number). In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders no later than the 60th day after mailing of the proxy materials relating to such meeting) and (c) within five (5) Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's Articles of Incorporation to evidence such increase.

            3.7 LISTING AND RESERVATION OF UNDERLYING SHARES. (a) The Company shall (i) not later than the fifth Business Day following the Original Issue Date prepare and file with the NASDAQ (and such other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) an additional shares listing application covering a number of shares of Common Stock which is not less than the Initial Minimum, (ii) take all steps necessary to cause such shares to be approved for listing in the NASDAQ (as well as on any such other national securities exchange or market or trading or quotation facility on which the Common Stock is then listed) as soon as possible thereafter, and (iii) provide to the Purchaser evidence of such listing, and the Company shall maintain the listing of its Common Stock thereon. The parties hereto agree that as of the date hereof the Initial Minimum shall be 200,000 shares of Common Stock, provided however that at any time the Per Share Market Value of the Common Stock falls below $3.50 per share, then the Company shall take all necessary actions to immediately list an additional 75,000 Underlying Shares.

               (b) The Company shall maintain a reserve of Common Stock for issuance pursuant to Section 3.16, and upon conversion of the Shares and for payment of dividends thereupon in shares of Common Stock and upon exercise of the Warrants in accordance with this Agreement, the Articles of Amendment and the Warrants, respectively, in such amount as may be required to fulfill its obligations in full under the Transaction Documents, which reserve shall equal no less than the Current Required Minimum (provided that, for purposes of such calculation, the number of Adjustment Shares to be issued shall equal the greater of the number provided in clause (c) of Section 3.6 and the number of Adjustment Shares as would be issuable based upon the formula set forth in
Section 3.16 assuming that such issuance would occur on each determination date).

            3.8 CONVERSION AND EXERCISE PROCEDURES. The Transfer Agent Instructions, Conversion Notice (as defined in EXHIBIT A) and Notice of Exercise under the Warrants set forth the totality of the procedures with respect to the conversion of the Shares and exercise of the Warrants, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be necessary to enable the Purchaser to convert its Shares and exercise the Warrants as contemplated in the Articles of Amendment and the Warrants (as applicable).

            3.9 NOTICE OF BREACHES. (a) Each of the Company and the Purchaser shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained therein to be incorrect or breached as of the Closing Date. However, no disclosure by either party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Document.

               (b) Notwithstanding the generality of Section 3.9(a), the Company shall promptly notify the Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by the Transaction Documents violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to the holders of the Securities a copy of any written statement in support of or relating to such claim or notice.

            3.10 CONVERSION AND EXERCISE OBLIGATIONS OF THE COMPANY. The Company shall honor conversions of the Shares and exercises of the Warrants and shall deliver Underlying Shares in accordance with the respective terms, conditions and time periods set forth in the Articles of Amendment and the Warrants, respectively.

            3.11 [INTENTIONALLY OMITTED]

            3.12 [INTENTIONALLY OMITTED]

            3.13 USE OF PROCEEDS. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes. Pending application of the proceeds of this placement in the manner permitted hereby, the Company will invest such proceeds in interest-bearing accounts and/or short-term, investment grade interest bearing securities.

            3.14 [INTENTIONALLY OMITTED]

            3.15 REIMBURSEMENT. If the Purchaser, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, in connection with or as a result of the consummation of the transactions contemplated by Transaction Documents, the Company will reimburse the Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which the Purchaser is a named party, the Company will pay the Purchaser the charges, as reasonably determined by the Purchaser, for the time of any officers or employees of the Purchaser devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearings, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchaser who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchaser and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchaser and any such Affiliate and any such Person. The Company also agrees that neither the Purchaser nor any such Affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the Purchaser or entity in connection with the transactions contemplated by this Agreement.

            3.16 ISSUANCE OF ADJUSTMENT SHARES. (a) If the average Per Share Market Value for the ten (10) Trading Days commencing the 150th day after the Closing Date (the "FIRST ADJUSTMENT PRICE") is less than 116% of the
Conversion Price then in effect (the "FIRST ADJUSTED CONVERSION PRICE"), then the Company shall, within thirteen (13) Trading Days following such 150th day, issue to the Purchaser for no additional consideration such number of shares of Common Stock (the "FIRST ADJUSTMENT SHARES") as equals the quotient obtained by dividing (i) the product of (A) the First Adjusted Conversion Price, minus the First Adjustment Price and (B) an amount equal to
(x) the quotient obtained by dividing (1) the lesser of (I) 1/3 of the number of Shares acquired by the Purchaser on the Closing Date multiplied by the Stated Value or (II) the aggregate number of Shares held by the Purchaser on the 150th day after the Closing Date multiplied by the Stated Value (such lesser value shall be referred to herein as the "FIRST REPRICED SHARE VALUE") by (2) the Conversion

Price then in effect, less (y) the number of shares of Common Stock held by the Purchaser in a short position on the 150th day after the Closing Date and (ii) the First Adjustment Price.

            (b) If the average Per Share Market Value for the ten (10) Trading Days commencing the 240th day after the Closing Date (the "SECOND ADJUSTMENT PRICE") is less than 116% of the Conversion Price then i effect (the "SECOND ADJUSTED CONVERSION PRICE"), then the Company shall, within thirteen (13) Trading Days following such 240th day, issue to the Purchaser for no additional consideration such number of shares of Common Stock (the "SECOND ADJUSTMENT SHARES") as equals the quotient obtained by dividing (i) th product of (A) the Second Adjusted Conversion Price, minus the Second Adjustment Price and (B) an amount equal to (x) the quotient obtained by dividing (1) the lesser of (I) 1/3 of the number of Shares acquired by the Purchaser on the Closing Date multiplied by the Stated Value or (II) the aggregate number of Shares held by the Purchaser on the 150th day after the Closing Date multiplied by the Stated Value less the First Repriced Share Value referred to in Section 3.16(a) above (such lesser value shall be referred to herein as the "SECOND REPRICED SHARE VALUE"), provided, however that in the event that the Second Repriced Share Value is greater than the aggregate number of Shares held by the Purchaser on the 240th day after the Closing Date multiplied by the Stated Value, the Second Repriced Share Value shall equal the aggregate number of Shares held by the Purchaser on the 240th day after the Closing Date multiplied by the Stated Value, by (2) the Conversion Price then in effect, less (y) the number of shares of Common Stock held by the Purchaser in a short position on the 240th day after the Closing Date and (ii) the Second Adjustment Price.

            (c) If the average Per Share Market Value for the ten (10) Trading Days commencing the 365th day after the Closing Date (the "THIRD ADJUSTMENT PRICE," and together with the First Adjustment Price and the Second Adjustment Price, the "ADJUSTMENT PRICE") is less than 116% of the Conversion Price then in effect (the "THIRD ADJUSTED CONVERSION PRICE"), then the Company shall, within thirteen (13) Trading Days following such 365th day, issue to the Purchaser for no additional consideration such number of shares of Common Stock (the "THIRD ADJUSTMENT SHARES," and together with the First Adjustment
Shares and the Second Adjustment Shares, the "ADJUSTMENT SHARES") as equals the quotient obtained by dividing (i) the product of (A) the Third Adjusted Conversion Price, minus the Third Adjustment Price and (B) an amount equal to
(x) the quotient obtained by dividing (1) the lesser of (I) 1/3 of the number of Shares acquired by the Purchaser on the Closing Date multiplied by the Stated Value or (II) the aggregate number of Shares held by the Purchaser on the 240th day after the Closing Date multiplied by the Stated Value less the Second Repriced Share Value referred to in Section 3.16(b) above (such lesser value shall be referred to herein as the "THIRD REPRICED SHARE VALUE"), provided, however that in the event that the Third Repriced Share Value is greater than the aggregate number of Shares held by the Purchaser on the 365th day after the Closing Date multiplied by the Stated Value, the Third Repriced Share Value shall equal the aggregate number of Shares held by the Purchaser on the 365th day after the Closing Date multiplied by the Stated Value, by (2) the Conversion Price then in effect, less (y) the number of shares of Common Stock held by the Purchaser in a short position on the 365th day after the Closing Date and (ii) the Third Adjustment Price.

            3.17 TRADING RESTRICTIONS. The Purchaser shall not establish a short position in the Common Stock and the Company shall not purchase any shares of Common Stock during the ten

(10) Trading Days in which an Adjustment Price is determined pursuant to Section
3.16. Nothing herein shall preclude the Purchaser from maintaining short positions in the securities of the Company established prior to or after the expiration of any such periods.

                                   ARTICLE IV

                                  MISCELLANEOUS

            4.1. FEES AND EXPENSES. At the Closing, the Company shall pay $10,000 to Robinson Silverman in connection with the preparation and negotiation of the Transaction Documents. Other than the amount contemplated in the immediately preceding sentence, and except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities.

            4.1. ENTIRE AGREEMENT; AMENDMENTS. The Transaction Documents together with the Exhibits and Schedules thereto, and the Transfer Agent Instructions contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

            4.2. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile with a receipt of confirmation at the facsimile telephone number specified in this Section prior to 7:00 p.m. (Minnetonka, Minnesota time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 7:00 p.m. (Minnetonka, Minnesota time) on any date and earlier than 10:59 p.m. (Minnetonka, Minnesota time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:                  Big Entertainment, Inc.
                                             2255 Glades Road, Suite 237 West
                                             Boca Raton, Florida, 33431
                                             Facsimile No.: (561) 998-2974
                                             Attn: Chief Executive Officer

         With copies to:                Broad and Cassel
                                        201 S. Biscayne Boulevard
                                        Miami, Florida 33131
                                        Facsimile No.: (305) 373-9493
                                        Attn: Dale S. Bergman, Esq.

         If to the Purchaser:           Deephaven Opportunity Master Fund L.P.
                                        c/o Deephaven Capital Management LLC
                                        1712 Hopkins Crossroads
                                        Minnetonka, MN 55305
                                        Facsimile No.:  (612) 542-4244
                                        Attn: Bruce Lieberman

         With copies to:                Robinson Silverman Pearce Aronsohn &
                                             Berman LLP
                                        1290 Avenue of the Americas
                                        New York, NY  10104
                                        Facsimile No.: (212) 541-4630
                                        Attn: Kenneth L. Henderson, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

            4.3. AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

            4.4. HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

            4.5. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. Except as set forth in Section 3.1(a), the Purchaser may not assign this Agreement or any of the rights or obligations hereunder (other than to an Affiliate of the Purchaser) without the consent of the Company, except that the Purchaser may assign its rights hereunder and under the Transaction Documents without the consent of the Company as long as such assignee demonstrates to the reasonable satisfaction of the Company its satisfaction of the representations and warranties set forth in Section 2.2. This provision shall not limit the Purchaser's right to transfer securities or transfer or assign rights hereunder or under the Registration Rights Agreement.

            4.6. NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

            4.7. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

            4.8. SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and conversion or exercise (as the case may be) of the Adjustment Shares, the Shares and the Warrants.

            4.9. EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

            4.10. PUBLICITY. The Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose or include the name of the Purchaser in any filing with the Commission, or any regulatory agency, trading facility or stock market without the prior written consent of the Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law, in which case the Company shall provide the Purchaser with prior notice of such disclosure.

            4.11. SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

            4.12. REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser will be entitled to specific performance of the obligations of the Company under the Transaction Documents. Each of the Company and the Purchaser agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the parties hereto have caused this Convertible Preferred Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                     BIG ENTERTAINMENT, INC.

                                     By: /s/ MITCHELL RUBENSTEIN
                                         -------------------------------
                                       Name: Mitchell Rubenstein
                                       Title: Chief Executive Officer

                                     DEEPHAVEN OPPORTUNITY MASTER FUND L.P.

                                     By:  KAE Investment Advisers LLC,
                                          its Managing General Partner

                                     By:  /s/
                                         ---------------------------------------
                                         Name:
                                         Title: